Switch Announces First Quarter 2018 Financial Results
Executes on Market Expansion Strategy

LAS VEGAS, NV — May 14, 2018 — Switch, Inc. (NYSE: SWCH) (“Switch”) today announced financial results for the quarter ended March 31, 2018.

“Switch continues to execute on its market expansion strategy,” said Rob Roy, CEO, chairman and founder of Switch. “We are excited about our growth prospects in 2018 in our Citadel and Pyramid Primes, and the continued growth in our Core Campus.”

First Quarter 2018 Financial Results

•	Total revenue of $97.7 million, compared to $89.2 million for the same quarter in 2017, an increase of 10%.

•
Operating income of $9.4 million, compared to $24.4 million for the same quarter last year, a decrease of 61%. Operating income in the first quarter of 2018 includes the impact of $12.4 million in equity-based compensation expense compared with $2.3 million in equity-based compensation expense in the same quarter of 2017. A significant portion of this equity-based compensation expense in the first quarter of 2018 relates to the continued vesting of Common Unit awards granted in connection with Switch’s initial public offering. Operating Income in Q1 2018 also includes $4.6 million in additional depreciation from assets placed into service and $1.8 million in additional direct labor costs from hiring during the past year.

•
Net income of $4.0 million, compared to $20.3 million for the same quarter in 2017. Net income in the first quarter of 2018 includes $12.4 million in equity-based compensation expense compared with $2.3 million in equity-based compensation expense in the same quarter of 2017.

•
Adjusted EBITDA of $46.9 million, compared to $47.1 million for the same quarter in 2017. Adjusted EBITDA margin of 48.0%, compared to 52.8% for the same quarter in 2017, a decrease of 480 basis points.

•	Capital expenditures of $61.4 million, compared to $107.0 million in the same quarter in 2017, a decrease of 43%.

•	Churn of 0.1%, flat compared to the same quarter in 2017.(1)

(1)	Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period.

“We are pleased with our progress in growing our ecosystem and positioning Switch as a partner of choice for global enterprises,” said Thomas Morton, president and general counsel of Switch. “Our highly differentiated and strategically located campus ecosystems continue to attract primary deployments, while our unique telecom capabilities enable hybrid cloud environments and hyperscale cloud deployments with AWS Direct Connect, Microsoft Express Route, and Google Cloud Interconnect.”

Gabe Nacht, CFO of Switch, added, “Switch offers its clients significant expansion capacity and compelling cost savings at the highest rated resiliency data centers in the world. We have a strong track record of consistent growth as we continue to attract global enterprises to our world class facilities.”

Balance Sheet and Liquidity
As of March 31, 2018, Switch’s total debt outstanding net of cash and cash equivalents was $374 million, resulting in a net debt to last quarter annualized Adjusted EBITDA ratio of 2.0x. As of March 31, 2018, Switch had liquidity of $739 million including cash and cash equivalents and availability under its revolving line of credit.

Capital Expenditures and Development
Capital expenditures for the first quarter totaled $61.4 million. Maintenance capital expenditure was $0.9 million for the first quarter of 2018, compared to $1.0 million in the same period last year. Growth capital expenditure was $60.5 million for the first quarter of 2018, compared to $106.0 million in the same period last year. During the first quarter of 2018, Switch spent $19.5 million in The Core Campus to expand power and cooling in LAS VEGAS 10 and the continued site work and building of the shell on its LAS VEGAS 11 facility, which is planned to open in late 2018 or early 2019, adding another 340,000 gross square feet. Switch also invested $36.0 million in The Citadel Campus to support additional power and cooling for continued sector expansion. Switch spent $4.3 million for additional expansion in The Pyramid Campus. Finally, Switch spent $1.6 million on site development at The Keep Campus, which is scheduled to open in 2019.

Dividend
Switch today announced that Switch’s Board of Directors has declared a cash dividend of $0.0147 per share of Switch’s Class A common stock for the second quarter of 2018. The dividend will be payable on June 8, 2018 to all stockholders of record as of the close of business on May 29, 2018. Prior to the payment of this dividend, Switch, Ltd. will make a cash distribution to all holders of record of common units of Switch, Ltd., including Switch, of $0.0147 per common unit.

Future declarations of quarterly dividends are subject to the determination and discretion of Switch's Board of Directors based on its consideration of many factors, including Switch's results of operations, financial condition, capital requirements, restrictions in Switch, Ltd.'s debt agreements and other factors that Switch's Board of Directors deems relevant.

Recent Business Highlights

•
Announced a 15MW colocation deal with an international streaming media corporation that plans to use Switch's North American PRIME data centers as a worldwide distribution hub for its services. The company plans to go live at Switch's facilities in Nevada in July of this year.

•	Signed additional contracts at The Pyramid Campus in Grand Rapids, MI, with a large electric utility company and a major debit and credit card processor.

•
Advanced its intellectual property with the USPTO allowing 3 additional patents. Switch also filed an additional 4 patents on new innovative technology for its industry, bringing Switch’s total patents and pending claims to date to more than 500.

2018 Guidance
Switch is maintaining its full year guidance, which is as follows:

•	Total revenue in the range of $423 million to $440 million.

•	Adjusted EBITDA in the range of $216 million to $224 million.

•	Capital expenditures in the range of $260 million to $310 million.

Switch does not provide reconciliations for the non-GAAP financial measures included in the 2018 guidance above due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including net income, accelerated depreciation, impairment charges, gains or losses on retirement of debt and variations in effective tax rate, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from Switch’s calculations of Adjusted EBITDA.

Upcoming Conferences and Events
Switch management will participate in the following investor conferences:

•	J.P. Morgan 46th Annual Global Technology, Media and Communications Conference on May 17, 2018 in Boston, MA.

•	William Blair 38th Annual Growth Conference on June 13, 2018, in Chicago, IL.

Conference Call Information
Switch will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on May 14, 2018. Parties in the United States and Canada can access the call by dialing (800) 289-0438, using conference code 8957195. International parties can access the call by dialing (323) 794-2423, using conference code 8957195.

The webcast will be accessible on Switch’s investor relations website at https://investors.switch.com for one year. A telephonic replay of the conference call will be available through Monday, May 21, 2018. To access the replay, parties in the United States and Canada should call (888) 203-1112 and enter conference code 8957195. International parties should call (719) 457-0820 and enter conference code 8957195.

Presentation of Financial Information
This press release includes historical consolidated results for the periods presented of Switch, Ltd. and its subsidiaries, the predecessor of Switch, Inc., for financial reporting purposes. Amounts for the period from January 1, 2017 through March 31, 2017 presented in the consolidated financial statements herein represent the historical operations of Switch, Ltd. and its subsidiaries.

Use of Non-GAAP Financial Measures
To supplement Switch’s condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), Switch uses Adjusted EBITDA and Adjusted EBITDA margin, which are non-GAAP measures, in this press release. Switch defines Adjusted EBITDA as net income adjusted for interest expense, interest income, income taxes, depreciation and amortization and for specific and defined supplemental adjustments to exclude (i) non-cash equity-based compensation expense; (ii) equity in net losses of investments; and (iii) certain other items that Switch believes are not indicative of its core operating performance. Switch defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue.
The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. These measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. In addition, the non-GAAP measures exclude certain recurring expenses that have been and will continue to be significant expenses of Switch’s business.
Switch believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making.
For more information on Switch’s non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the "Reconciliation of GAAP to Non-GAAP Results" table in this press release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements generally relate to future events or Switch’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, Switch’s anticipated operating results for the year ending December 31, 2018 and Switch’s expectations regarding the evolution of its marketplace, the timing for the opening of its LAS VEGAS 11 facility, statements regarding future declarations of quarterly dividends and customer deployment plans. Switch’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to inherent risks, uncertainties and changes in circumstance that are difficult or impossible to predict. The risks and uncertainties that could affect Switch’s financial and operating results and cause actual results to differ materially from those indicated by the forward-looking statements made in this press release are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in Switch’s Annual Report on Form 10-K for the year ended December 31, 2017 and in Switch’s other reports filed with the SEC. Switch’s SEC filings are available on the Investors section of Switch’s website at https://investors.switch.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this press release are based on information available to Switch as of the date hereof, and Switch disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Switch’s views as of any date subsequent to the date of this press release.

ABOUT Switch

POWERING THE FUTURE OF THE CONNECTED WORLD®

Switch (NYSE: SWCH), the technology infrastructure corporation headquartered in Las Vegas, Nevada is built on the intelligent and sustainable growth of the internet. Switch founder and CEO Rob Roy has developed more than 500 issued and pending patent claims covering data center designs that have manifested into the company’s world-renowned data centers and technology solution ecosystems.

The Switch PRIMES located in Las Vegas and Tahoe Reno, Nevada; Grand Rapids, Michigan; and Atlanta, Georgia are the world’s highest-rated hyperscale data center campus ecosystems with low latency to major U.S. markets. The Switch PRIMES are located in the most cost-effective area of each North American zone based on power, connectivity, taxes, cost of living and lower risk of natural disasters. Visit switch.com for more information.

Investor Contact:
Irmina Blaszczyk
The Blueshirt Group for Switch
investorrelations@switch.com
(702) 479-3993

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Switch, Inc.
Consolidated Balance Sheets
(in thousands, except for share data)

	March 31, 2018	December 31, 2017
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$238,561	$264,666
Accounts receivable, net of allowance of $301 and $472, respectively	18,511	16,386
Prepaid expenses	5,162	5,037
Other current assets	3,679	2,101
Total current assets	265,913	288,190
Property and equipment, net	1,183,165	1,133,572
Long term deposit	4,197	3,842
Other assets	9,194	9,155
TOTAL ASSETS	$1,462,469	$1,434,759

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Long term debt, current portion	$5,194	$5,194
Accounts payable	18,717	18,934
Accrued salaries and benefits	4,679	5,211
Accrued expenses	7,783	6,469
Accrued construction payables	19,656	7,052
Deferred revenue, current portion	11,665	11,482
Customer deposits	9,004	8,634
Capital lease obligations, current portion	2,309	2,309
Total current liabilities	79,007	65,285
Long term debt, net	585,268	586,566
Capital lease obligations	19,466	19,466
Accrued interest, capital lease obligations	1,871	1,927
Deferred revenue	19,299	19,382
TOTAL LIABILITIES	704,911	692,626
Commitments and contingencies
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.001 par value per share, 10,000,000 shares authorized, none issued and outstanding	—	—
Class A common stock, $0.001 par value per share, 750,000,000 shares authorized, 36,066,544 and 35,937,500 shares issued and outstanding, respectively	36	36
Class B common stock, $0.001 par value per share, 300,000,000 shares authorized, 173,624,316 shares issued and outstanding, respectively	174	174
Class C common stock, $0.001 par value per share, 75,000,000 shares authorized, 42,944,647 shares issued and outstanding, respectively	43	43
Additional paid in capital	111,073	107,008
Retained earnings	2,273	1,602
Accumulated other comprehensive income	79	31
Total Switch, Inc. stockholders’ equity	113,678	108,894
Non-controlling interest	643,880	633,239
TOTAL STOCKHOLDERS’ EQUITY	757,558	742,133
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,462,469	$1,434,759

Switch, Inc.
Consolidated Statements of Comprehensive Income
(in thousands, except for share/unit and per share/unit data)
(unaudited)

	Three Months Ended March 31,
	2018	2017
Revenue	$97,717	$89,157
Cost of revenue	54,856	45,375
Gross profit	42,861	43,782
Selling, general and administrative expense	33,451	19,343
Income from operations	9,410	24,439
Other income (expense):
Interest expense, including $409 and $253, respectively, in amortization of debt issuance costs	(6,273)	(4,020)
Equity in net losses of investments	(331)	(441)
Other	1,029	350
Total other expense	(5,575)	(4,111)
Income before income taxes	3,835	20,328
Income tax benefit	115	—
Net income	3,950	20,328
Less: net income attributable to non-controlling interest	3,279	—
Net income attributable to Switch, Inc.	$671	$20,328

Net income per share/unit:
Basic	$0.02	$0.10
Diluted	$0.02	$0.10

Weighted average shares/units used in computing net income per share/unit:
Basic	36,003,087	199,776,051
Diluted	252,552,205	205,493,272

Other comprehensive income:
Foreign currency translation adjustments	331	272
Comprehensive income	4,281	20,600
Less: comprehensive income attributable to non-controlling interest	3,562	—
Comprehensive income attributable to Switch, Inc.	$719	$20,600

Switch, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,950	$20,328
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	24,603	20,037
Loss on disposal of property and equipment	214	20
Income tax benefit	(115)	—
Amortization of debt issuance costs	409	253
Bad debts	83	507
Equity in losses on investments	331	441
Equity-based compensation	12,357	2,250
Changes in operating assets and liabilities:
Accounts receivable	(3,077)	(4,215)
Prepaid expenses	(125)	127
Other current assets	(530)	(433)
Other assets	(129)	(92)
Accounts payable	262	4,712
Accrued interest, capital lease obligations	(56)	(53)
Accrued salaries and benefits	(532)	(295)
Accrued expenses	1,314	(5,912)
Deferred revenue	100	5,347
Customer deposits	370	407
Net cash provided by operating activities	39,429	43,429
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(61,387)	(107,015)
Acquisition of intangible asset	—	(13)
Escrow deposit	(1,047)	(1,350)
Proceeds from notes receivable	—	7
Purchase of portfolio energy credits	(32)	(30)
Net cash used in investing activities	(62,466)	(108,401)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of tax withholdings upon settlement of restricted stock unit awards	(1,213)	—
Proceeds from borrowings	—	70,000
Change in long term deposit	(355)	—
Repayment of borrowings, including capital lease obligations	(1,500)	(2,500)
Distributions paid to members	—	(3,532)
Net cash (used in) provided by financing activities	(3,068)	63,968
NET DECREASE IN CASH AND CASH EQUIVALENTS	(26,105)	(1,004)
CASH AND CASH EQUIVALENTS—Beginning of period	264,666	22,713
CASH AND CASH EQUIVALENTS—End of period	$238,561	$21,709

Switch, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2018	2017
Adjusted EBITDA:
Net income	$3,950	$20,328
Interest expense	6,273	4,020
Interest income	(720)	(7)
Income tax benefit	(115)	—
Depreciation and amortization	24,603	20,037
Loss on disposal of property and equipment	214	20
Equity-based compensation	12,357	2,250
Equity in net losses of investments	331	441
Adjusted EBITDA	$46,893	$47,089